UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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METAWORKS PLATFORMS, INC.

(Name of Registrant as Specified In Its Charter)

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METAWORKS PLATFORMS, INC.

3250 Oakland Hills Court
Fairfield, California 94535

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 27, 2023

Dear Stockholder:

Our annual meeting of stockholders will be held on Tuesday, June 27, 2023, at 11:00 a.m., Pacific time, via teleconference only for the following purposes:

1.	To elect Cameron Chell, James P. Geiskopf, Edmund C. Moy and Shelly Murphy as the directors of our company;
2.	To ratify the appointment of Integritat Audit, Accounting & Advisory, LLC as our independent registered public accounting firm;
3.	To approve an amendment of our 2017 equity incentive plan to increase the number of shares of common stock available for the grant of stock options from 13,300,000 to 28,300,000; and
4.	To transact such other business as may properly come before the annual meeting or any adjournment thereof.

These items of business are more fully described in the proxy statement accompanying this notice.

Our board of directors has fixed the close of business on May 1, 2023 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the annual meeting or any adjournment thereof. Only the stockholders of record on the record date are entitled to vote at the annual meeting.

In view of the current COVID-19 outbreak, our company will not be providing a physical location for stockholders to attend the annual meeting in person. As always, we encourage stockholders to vote prior to the annual meeting. Stockholders are encouraged to vote on the matters before the annual meeting by proxy and to join the annual meeting by teleconference. To access the annual meeting by teleconference, dial toll free at 888-289-4573, access code: 3904509#.

Whether or not you plan on attending the annual meeting, we ask that you vote by proxy by following instructions provided in the enclosed proxy card as promptly as possible. If your shares are held of record by a broker, bank, or other nominee, please follow the voting instructions sent to you by your broker, bank, or other nominee in order to vote your shares.

Even if you have voted by proxy, you may still vote at the annual meeting if you attend the annual meeting. Please note, however, that if your shares are held of record by a broker, bank, or other nominee and you wish to vote at the annual meeting, you must obtain a valid proxy issued in your name from that record holder.

Sincerely,

By Order of the Board of Directors

/s/ Scott Gallagher
Scott Gallagher
President

May 8, 2023

METAWORKS PLATFORMS, INC.

3250 Oakland Hills Court
Fairfield, California 94535

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 27, 2023

Questions and Answers about the Annual Meeting of Stockholders

Why am I receiving these materials?

The board of directors of MetaWorks Platforms, Inc. (“we”, “us” or “our”) is soliciting proxies for use at the annual meeting of stockholders to be held on Tuesday, June 27, 2023, at 11:00 a.m., Pacific time.

In view of the current COVID-19 outbreak, our company will not be providing a physical location for stockholders to attend the annual meeting in person. As always, we encourage stockholders to vote prior to the annual meeting. Stockholders are encouraged to vote on the matters before the annual meeting by proxy and to join the annual meeting by teleconference. To access the annual meeting by teleconference, dial toll free at 888-289-4573, access code: 3904509#.

Pursuant to the “notice and access” rules adopted by the Securities and Exchange Commission, we have elected to provide stockholders access to our proxy materials over the Internet. Accordingly, we are sending the Notice of Internet Availability of Proxy Materials to all of our stockholders as of the close of business on May 1, 2023. The Notice of Internet Availability of Proxy Materials includes instructions on how to access our proxy materials over the Internet and how to request a printed copy of these materials. In addition, by following the instructions in the Notice of Internet Availability of Proxy Materials, stockholders may request to receive proxy materials in printed form by mail or electronically by e-mail on an ongoing basis. The Notice of Internet Availability of Proxy Materials is expected to be first sent or given to our stockholders on or about May 10, 2023.

What is included in these materials?

These materials include:

●	the notice of the annual meeting of stockholders;
●	this proxy statement for the annual meeting of stockholders;
●	the proxy card; and
●	our annual report on Form 10-K for the year ended December 31, 2022, as filed with the Securities and Exchange Commission on March 21, 2023.

Important Notice Regarding the Availability of Proxy Materials

for the Stockholder Meeting to be Held on June 27, 2023

Above materials are available at https://odysseytrust.com/client/metaworks-platforms-inc/.

The annual report on Form 10-K accompanies this proxy statement, but does not constitute a part of the proxy soliciting material.

What items will be voted at the annual meeting?

Our stockholders will vote on:

●	the election of directors;

●	the ratification of appointment of our independent registered public accounting firm; and

●	the approval of amendment of our 2017 equity incentive plan.

What do I need to do now?

We urge you to carefully read and consider the information contained in this proxy statement. We request that you cast your vote on each of the proposals described in this proxy statement. You are invited to attend the annual meeting, but you do not need to attend the annual meeting to vote your shares. Even if you do not plan to attend the annual meeting, please vote by proxy by following instructions provided in the proxy card.

Who can vote at the annual meeting?

Our board of directors has fixed the close of business on May 1, 2023 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the annual meeting or any adjournment. If you were a stockholder of record of our common stock on the record date, you are entitled to vote at the annual meeting.

As of the record date, 98,690,066 shares of our common stock were issued and outstanding and, therefore, a total of 98,690,066 votes are entitled to be cast at the annual meeting.

How many votes do I have?

On each proposal to be voted upon, you have one vote for each share of our common stock that you owned on the record date. There is no cumulative voting.

How do I vote my shares?

If you are a stockholder of record, you may vote at the annual meeting or by proxy.

●	To vote at the annual meeting, attend the annual meeting, and we will give you instruction as to how to vote.
●	If you do not wish to vote at the annual meeting or if you will not be attending the annual meeting, you may vote by proxy by following instructions provided in the proxy card.

If you hold your shares in “street name” and:

●	you wish to vote at the annual meeting, you must obtain a valid proxy from your broker, bank, or other nominee that holds your shares giving you the right to vote the shares at the annual meeting.
●	you do not wish to vote at the annual meeting or you will not be attending the annual meeting, you must vote your shares in the manner prescribed by your broker, bank or other nominee. Your broker, bank or other nominee should have enclosed or otherwise provided a voting instruction card for you to use in directing the broker, bank or nominee how to vote your shares.

What is the difference between a stockholder of record and a “street name” holder?

If your shares are registered directly in your name with our transfer agent, Odyssey Trust Company, then you are a stockholder of record with respect to those shares.

If your shares are held in a stock brokerage account or by a bank, or other nominee, then the broker, bank, or other nominee is the stockholder of record with respect to those shares. However, you still are the beneficial owner of those shares, and your shares are said to be held in “street name.” Street name holders generally cannot vote their shares directly and must instead instruct the broker, bank, or other nominee how to vote their shares. Street name holders are also invited to attend the annual meeting.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, it means that you hold shares registered in more than one name or in different accounts. To ensure that all of your shares are voted, please vote by proxy by following instructions provided in each proxy card. If some of your shares are held in “street name,” you should have received voting instruction with these materials from your broker, bank or other nominee. Please follow the voting instruction provided to ensure that your vote is counted.

What vote is required for the election of directors or for the approval of a proposal?

Our directors are elected by a majority of the votes cast. This means that the nominees who receive more “For” votes than “Against” votes will be elected as directors. There is no cumulative voting in the election of directors.

All other proposals require the affirmative vote of a majority of the shares represented at the annual meeting and entitled to vote on any matter (which shares voting affirmatively also constitute at least a majority of the required quorum). Therefore, for the other proposals to be approved, each proposal must receive more “For” votes than the combined votes of “Against” votes and votes that are abstained.

In addition, in order to make certain Canadian prospectus exemption available for the grant of stock options in Canada, the proposal to approve the amendment of our 2017 equity incentive plan requires a majority of the votes cast at the annual meeting other than votes attaching to shares of our common stock beneficially owned by our directors and executive officers and other related persons, which are, to our company’s knowledge, a total of 5,564,748 shares of our common stock.

How are votes counted?

For the election of directors, you may vote “For”, “Against”, or “Abstain” for each nominee for the directors. Votes that are abstained and broker non-votes will have no effect on the outcome of the vote on the election of directors.

For all other proposals, you may vote “For”, “Against”, or “Abstain” for each proposal. Votes that are abstained will have the same effect as “Against” votes. Broker non-votes will have no effect on the outcome of the vote on the proposal.

A “broker non-vote” occurs when a broker, bank, or other nominee holding shares for a beneficial owner in street name does not vote on a particular proposal because it does not have discretionary voting power with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner of those shares, despite voting on at least one other proposal for which it does have discretionary authority or for which it has received instructions.

In addition, with respect to the votes to make certain Canadian prospectus exemption available for the grant of stock options in Canada, votes that are abstained and votes attaching to shares of our common stock beneficially owned by our directors and executive officers and other related persons, which are, to our company’s knowledge, a total of 5,564,748 shares of our common stock, will have no effect on the outcome of the vote on the proposal.

What happens if I do not make specific voting choices?

If you are a stockholder of record and you submit your proxy without specifying how you want to vote your shares, then the proxy holder will vote your shares in the manner recommended by our board of directors on all proposals.

If you hold your shares in the street name and you do not give instructions to your broker, bank or other nominee to vote your shares, under the rules that govern brokers, banks, and other nominees who are the stockholders of record of the shares held in street name, it generally has the discretion to vote uninstructed shares on routine matters but has no discretion to vote them on non-routine matters.

What is the quorum requirement?

A quorum of stockholders is necessary for the transaction of business at the annual meeting. Stockholders holding at least 10% of the shares entitled to vote, represented in person or by proxy, constitute a quorum at the annual meeting. Your shares will be counted towards the quorum requirement only if you or the registered holder of your shares, properly vote by proxy or present in person at the annual meeting. Votes that are abstained and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the annual meeting may be adjourned by the vote of a majority of the shares represented either in person or by proxy.

How does the board of directors recommend that I vote?

Our board of directors recommends that you vote your shares:

●	“For” the election of all nominees for directors;
●	“For” the ratification of the appointment of the independent registered public accounting firm; and
●	“For” the approval of amendment of our 2017 equity incentive plan.

Can I change my vote after submitting my proxy?

Yes. You may revoke your proxy and change your vote at any time before the final vote at the annual meeting. If you are a stockholder of record, you may vote again on a later date via the Internet (only your latest Internet proxy submitted prior to the annual meeting will be counted), by signing and returning a new proxy card with a later date, or by attending the annual meeting and voting at the annual meeting. Your attendance at the annual meeting will not automatically revoke your proxy unless you vote again at the annual meeting or specifically request in writing that your prior proxy be revoked. You may also request that your prior proxy be revoked by delivering us a written notice of revocation prior to the annual meeting at MetaWorks Platforms, Inc., 3250 Oakland Hills, Fairfield, California 94534, Attn: President.

If you hold your shares in the street name, you will need to follow the voting instruction provided by your broker, bank or other nominee regarding how to revoke or change your vote.

Who pays for the cost of proxy preparation and solicitation?

We pay for the cost of proxy preparation and solicitation, including the reasonable charges and expenses of brokers, banks or other nominees for forwarding proxy materials to street name holders.

We are soliciting proxies primarily by mail. In addition, our directors and officers may solicit proxies by telephone, facsimile, mail, other means of communication or personally. These individuals will receive no additional compensation for such services.

We will ask brokers, banks, and other nominees to forward the proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. We will reimburse them for their reasonable expenses.

Forward-Looking Statements

This proxy statement contains forward-looking statements. These statements relate to future events. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “expect”, “plan”, “anticipate”, “believe”, “estimate”, “predict”, “potential” or “continue” or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, uncertainties and other factors that may cause our company’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.

Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States and Canada, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

Unless otherwise indicated, all reference to “dollars”, “$”, “USD” or “US$” are to United States dollars and all reference to “CDN$” are to Canadian dollars.

Voting Securities and Principal Holders Thereof

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of May 5, 2023, certain information with respect to the beneficial ownership of our common stock by each stockholder known by us to be the beneficial owner of more than 5% of any class of our voting securities and by each of our directors and named executive officers (as defined in the “Executive Compensation” section below) and by our directors and executive officers as a group.

Name	Title of Class	Amount and Nature of Beneficial Ownership(1)		Percentage of Class(1)(2)
Bruce Elliott	Common Stock	333,333	(3)	*
Scott Gallagher	Common Stock	2,558,333	(4)	2.53%
Swapan Kakumanu	Common Stock	3,687,857	(5)	1.44%
Cameron Chell	Common Stock	1,863,037	(6)	1.86%
James P. Geiskopf	Common Stock	6,137,857	(7)	6.00%
Edmund C. Moy	Common Stock	901,000	(8)	*
Shelly Murphy	Common Stock	3,050,000	(9)	3.07%
All executive officers and directors as a group (6 persons)	Common Stock	18,198,081		16.35%

SEGUS Holdings Ltd. 2140 S Dupont HWY Camden, DE 19934	Common Stock	11,000,000	(10)	9.99%
Aquam Pomis Citrum Capital Inc. 1209 Orange Street Wilmington, DE 19801	Common Stock	8,946,185	(11)	8.57%

*	Less than 1%.

(1)	Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Common stock subject to options or warrants currently exercisable or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage ownership of the person holding such option or warrants, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(2)	Percentage of ownership is based on 98,690,066 shares of our common stock issued and outstanding as of May 5, 2023.

(3)	Consists of 333,333 shares of our common stock underlying 333,333 stock options that are vested or will be vested within 60 days.

(4)	Consists of 225,000 shares of our common stock held directly and 2,333,333 shares of our common stock underlying 2,333,333 stock options that are vested or will be vested within 60 days.

(5)	Consists of 137,857 shares of our common stock held directly, 50,000 shares of our common stock held by Red to Black Inc., a company controlled by Mr. Kakumanu, 250,000 shares of our common stock underlying 250,000 warrants issued to FogDog Energy Solutions Inc., a company controlled by Mr. Kakumanu, 100,000 shares of our common stock underlying 100,000 stock options granted to Red to Black Inc. that are vested or will be vested within 60 days and 3,150,000 shares of our common stock underlying 3,150,000 stock options granted to Mr. Kakumanu that are vested or will be vested within 60 days.

(6)	Consists of 213,034 shares of our common stock held directly, 1,650,000 shares of our common stock underlying 1,650,000 stock options that are vested or will be vested within 60 days.

(7)	Consists of 2,637,857 shares of our common stock and 3,500,000 shares of our common stock underlying 3,500,000 stock options that are vested or will be vested within 60 days.

(8)	Consists of 1,000 shares of our common stock and 900,000 shares of our common stock underlying 900,000 stock options that are vested or will be vested within 60 days.

(9)	Consists of 2,300,000 shares of our common stock held by GSD Group LLC., a company whose CEO is Ms. Murphy, and 750,000 shares of our common stock underlying 750,000 stock options that are vested or will be vested within 60 days.

(10)	Consists of 5,500,000 shares of our common stock, 2,750,000 shares of our common stock that may be issued upon exercise of common stock purchase “A” warrants of our company and 2,750,000 shares of our common stock that may be issued upon exercise of common stock purchase “B” warrants of our company. Subject to limited exceptions, a holder of these warrants will not have the right to exercise any portion of its warrants if the holder (together with such holder’s affiliates, and any persons acting as a group together with such holder or any of such holder’s affiliates) would beneficially own a number of shares of our common stock in excess of 9.99% of the shares of our common stock then outstanding after giving effect to such exercise (the “Beneficial Ownership Limitation”); provided, however, that, upon notice to our company, the holder may increase or decrease the Beneficial Ownership Limitation, provided that in no event shall the Beneficial Ownership Limitation exceed 9.99% and any increase in the Beneficial Ownership Limitation will not be effective until 61 days following notice of such increase from the holder to our company.

(11)	Consists of 3,253,593 shares of our common stock, 1,392,592 shares of our common stock that may be issued upon exercise of warrants, 1,550,000 shares of our common stock that may be issued upon exercise of common stock purchase “A” warrants of our company and, 1,550,000 shares of our common stock that may be issued upon exercise of common stock purchase “B” warrants of our company and 1,200,000 shares of our common stock that may be issued upon exercise of warrants.

Changes in Control

We are unaware of any contract or other arrangement the operation of which may at a subsequent date result in a change in control of our company.

Proposal 1

Election of Directors

Our board of directors has nominated the persons named below as candidates for directors at the annual meeting. Unless otherwise directed, the proxy holder will vote the proxies received by him for the four nominees named below.

All of our directors hold office until the next annual meeting of our stockholders or until their successors have been elected and qualified, or until their death, resignation or removal.

Our board of directors recommends that you vote FOR these nominees.

Nominees

Name	Positions Held with Our Company	Age	Date First Elected or Appointed
Cameron Chell	Chairman and Director	54	August 21, 2017
James P. Geiskopf	Lead Director	63	August 28, 2014
Edmund C. Moy	Director	65	February 9, 2018
Shelly Murphy	Director	51	June 14, 2021

Business Experience of Nominees

The following is a brief account of the education and business experience of the nominees during at least the past five years, indicating their principal occupation during the period, and the name and principal business of the organization by which they were employed.

Cameron Chell

On August 21, 2017, Cameron Chell was appointed as the president and chief executive officer and a director of our company. On October 15, 2017, Mr. Chell resigned as our president and chief executive officer in order to accommodate the appointment of Bruce Elliott as our president. On the same day, Mr. Chell was appointed as the non-executive chairman. On April 1, 2021, we appointed Cameron Chell as Executive Chairman.

Mr. Chell was the CEO of Business Instincts Group Inc. from 2009 to 2021. Business Instincts Group is a venture creation accelerator and services firm whose focus is building high-tech startups. The companies that Business Instincts Group has helped build include Draganfly, RaptorRig, ColdBore, UrtheCast, the first commercial video platform on the International Space Station and Slyce, the visual purchasing engine. As well, Mr. Chell has founded several startups including Futurelink, the original cloud computing company. Mr. Chell is currently involved with creating and sourcing new projects, and overseeing corporate development for Business Instincts Group. Business Instincts Group’s venture creation process involves management services that integrate a proprietary strategic planning process (The RIPKIT) into organizations fostering strategic growth, valuation appreciation, liquidity, and management accountability. In this regard Mr Chell’s primary responsibility is to provide project and strategic management facilitation while working with his co-founders, executives, and investors to determine what is most important and specifically how to get it done. Mr. Chell has also been a director and secretary of Ryde from December 2017 and chairman of Ryde from February 2018.

We believe that Mr. Chell is qualified to serve on our board of directors because of his extensive business experience derived from his current and past occupation.

James P. Geiskopf

Effective August 28, 2014, Mr. Geiskopf was appointed as president, secretary, treasurer and director of our company. On August 21, 2017, Mr. Geiskopf resigned as our president. On October 9, 2017, Mr. Geiskopf resigned as our secretary and treasurer. Mr. Geiskopf has been our lead director since August 21, 2017.

Mr. Geiskopf currently serves on the board of directors of Verb Technology Company, Inc. (VERB: NASDAQ), formerly nFusz, Inc. (since May 7, 2014), a company having shares of common stock registered under the Securities Exchange Act of 1934. He served as a director of Electronic Cigarettes International Group, Ltd. from June 2013 to March 2017. He was the president, secretary, treasurer and a director of Searchbyheadlines.com (now Naked Brand Group Inc.) from December 22, 2011 to July 30, 2012, and the president and director of The Resource Group from 2007 to 2009. From 1986 to 2007, he served as the president and chief executive officer of Budget Rent-a-Car of Fairfield, California. Mr. Geiskopf also served on the board of directors of Suisun Valley Bank from 1986 to 1993 and on the board of directors of Napa Valley Bancorp. from 1991 to 1993.

We believe that Mr. Geiskopf is qualified to serve on our board of directors because of his extensive business management and financial expertise derived from his past occupation and his past and current board participation.

Edmund C. Moy

On February 9, 2018, we appointed Edmund C. Moy as a director of our company.

Mr. Moy has been self-employed since July 2013. He has provided autographs for Numismatic Guarantee Corporation since December 2015 and to Profession Coin Grading Services, a division of Collectors Universe (CLCT: NASDAQ) from November 2013 to November 2015. Mr. Moy has also been an author with Whitman Publishing since December 2013, and was a provider of endorsement to Fortress Gold Group from August 2014 to July 2017 and to Morgan Gold from November 2011 to July 2014. As a consultant since August 2013, he has advised the U.S. Department of Labor and the U.S. Department of Transportation during most of 2017 and worked on projects to develop the first Bitcoin IRA and the first state gold bullion depository in America. He has also been a professional speaker since August 2013. He was the vice president for corporate infrastructure of L&L Energy, Inc. from January 2011 to July 2013 and a director of L&L Energy, Inc. from January 2012 to September 2012. From September 2006 to January 2011, Mr. Moy served as Director of the United States Mint, the world’s largest manufacturer of coins and medals. He was appointed by President George W. Bush and unanimously confirmed by the U.S. Senate.

He currently serves on the advisory board or board of directors of several privately-held companies: AID:Tech (a blockchain company that fights global corruption in foreign aid and relief with digital identification), OmniSparx (develops healthy decentralized token ecosystems), and Valaurum (which sells the smallest verifiable unit of gold in the world). He is also a member of the Executive Advisory Board for the School of Business & Economics of Seattle Pacific University, the Board of Regents for Trinity International University, and the National Council for C3 Leaders.

Mr. Moy has served on public, private and non-profit boards and advisory boards, including coin.co, Axon Connected, LLC, L&L Energy, Inc. (NASDAQ: LLEN), Xactimed, Emerald Health Network, Christianity Today International, and Tau Kappa Epsilon International Fraternity.

We believe that Mr. Moy is qualified to serve on our board of directors because of his extensive business experience derived from his current and past occupation.

Shelly Murphy

On June 14, 2021, we appointed Shelly Murphy as a director of our company.

Ms. Murphy is the CEO and Managing Partner of GSD Group, the innovation and strategy group behind Atari Hotels, and the Foundation Chair of the Woz Innovation Foundation, Steve Wozniak’s non-profit organization to help build the future of technology.

Ms. Murphy is at the nexus of creating new verticals in technology, education, and entertainment. Ms. Murphy has an extensive background and career experience in executive leadership, management, business development, and over two decades of experience in finance with over $900 million issued in private activity bonds. Ms. Murphy established her career and was appointed by Governor’s Executive Order as the Executive Director and CEO of Arizona Higher Education Loan Authority, a not-for-profit organization with a mission to provide low-cost education financing solutions.

Ms. Murphy currently serves on the Advisory Boards for OfferPad, an industry leader in innovative end-to-end real estate transactions, and The Game Fund Partners, a venture fund focused on Gaming, Esports, and related media.

We believe that Ms. Murphy is qualified to serve on our board of directors because of her extensive business experience derived from her current and past occupation.

Executive Officers

Our executive officers are appointed by our board of directors and hold office until their death, resignation or removal from office.

The names of our executive officers, their age, positions held, and duration of such and a brief description of the background and business experience for the past five years are as follows:

Business Experience of Executive Officers

Name	Position Held with Our Company	Age	Date First Elected or Appointed
Scott Gallagher	President	56	September 7, 2022
Swapan Kakumanu	Chief Financial Officer, Secretary and Treasurer	53	December 4, 2018

The following is a brief account of the education and business experience of our executive officers during at least the past five years, indicating their principal occupation during the period, and the name and principal business of the organization by which they were employed.

Scott Gallagher

On September 7, 2022, Scott Gallagher was appointed as the president of our company.

Mr. Gallagher is a seasoned public company executive with over 25 years’ experience in the public markets. In 2000, Mr. Gallagher started his first company, About Face Communications, LLC, representing several private and publicly traded companies. In 2002, he acquired control of FTS Group as its Chairman, CEO, and largest shareholder. During this time, FTS Group grew from a startup to generating record sales growth before being sold to an investor group. In 2008, he was appointed Chairman and CEO of TheDirectory.com, Inc. He remains Chairman of the company. Since taking the Chairman position, TheDirectory.com has materially grown revenue and completed both financing and acquisitions.

Swapan Kakumanu

On December 4, 2018, Swapan Kakumanu was appointed as the chief financial officer of our company. Mr. Kakumanu had been the controller of our company since October 2017.

Mr. Kakumanu has been a partner, controller and chief financial officer for Red to Black Inc., a financial services firm offering chief financial officer, controller and strategic consulting services to both public and private companies, since November 2012. Mr. Kakumanu has been the chief financial officer of RYDE Holding Inc. since October 2018 to November 2019, the chief financial officer and a director of BLOCKStrain Technology Corp. (now TruTrace Technologies Inc.) (CSE: TTT) since September 2018 to March 2020, and the chief financial officer of Pounce Technologies Inc. since July 2016 to December 2019 and chief financial officer and corporate secretary of Khiron Life Sciences Corp. (TSX V: KHRN) since October 2021 to June 2022 and chief financial officer and corporate secretary of NetraMark Holding Inc. (CSE: AIAI) since August 2022. Mr. Kakumanu was also the chief financial officer of Intercept Energy Services Inc. from June 2014 to September 2018, the chief financial officer of Vogogo Inc. from August 2017 to April 2018, On September 16, 2021 we appointed Mr. Kakumanu as our secretary and treasurer.

Mr. Kakumanu has over 20 years of senior finance and operations experience. He has served at the executive levels in both public and private companies including senior roles as president, chief executive officer, chief financial officer and company secretary, as well as director roles on boards. Mr. Kakumanu has extensive experience in public company reporting, investor relations, ERP implementations, mergers and acquisitions, internal controls and general overall financial, strategic and operations management. His diverse industry experience spans commercializing technologies and launching software solutions, blockchain, manufacturing, distribution, oilfield services, healthcare technologies and multi-jurisdictional operations. He holds CPA.CGA, ACA (Chartered Accountant, India) and ACMA (Certified Management Accountant, India) designations.

Family Relationships

There are no family relationships between any director or executive officer.

Involvement in Certain Legal Proceedings

We know of no material proceedings in which any of our directors or executive officers, or any associate of any such director or executive officer is a party adverse to our company or any of our subsidiaries or has a material interest adverse to our company or any of our subsidiaries.

None of our directors and executive officers has been involved in any of the following events during the past ten years:

(a)	any petition under the federal bankruptcy laws or any state insolvency laws filed by or against, or an appointment of a receiver, fiscal agent or similar officer by a court for the business or property of such person, or any partnership in which such person was a general partner at or within two years before the time of such filing, or any corporation or business association of which such person was an executive officer at or within two years before the time of such filing;

(b)	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

(c)	being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining such person from, or otherwise limiting, the following activities: (i) acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the Commodity Futures Trading Commission, or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity; engaging in any type of business practice; or (iii) engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities laws or federal commodities laws;

(d)	being the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any federal or state authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any activity described in paragraph (c)(i) above, or to be associated with persons engaged in any such activity;

(e)	being found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission to have violated a federal or state securities or commodities law, and the judgment in such civil action or finding by the Securities and Exchange Commission has not been reversed, suspended, or vacated;

(f)	being found by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any federal commodities law, and the judgment in such civil action or finding by the Commodity Futures Trading Commission has not been subsequently reversed, suspended or vacated;

(g)	being the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of: (i) any federal or state securities or commodities law or regulation; or (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease- and-desist order, or removal or prohibition order; or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

(h)	being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Securities Exchange Act of 1934), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Corporate Governance

Meetings

During the year ended December 31, 2022, our board of directors held four board meetings and, each director attended 100% of these meetings.

We encourage all incumbent directors and nominees for election as director to attend our meeting of stockholders. Four directors attended our annual meeting of stockholders on June 16, 2022.

Committees of Board of Directors

Audit Committee

We have an audit committee consisting of James P. Geiskopf, Edmund C. Moy, and Shelly Murphy. Our audit committee assists our board of directors in fulfilling its responsibility to our stockholders relating to corporate accounting matters, the financial reporting practices of our company, and the quality and integrity of the financial reports of our company.

Our audit committee fulfills these responsibilities primarily by carrying out the activities enumerated in the audit committee charter adopted by our board of directors on October 9, 2017. The audit committee charter is attached to this proxy statement as Schedule “A”.

During the year ended December 31, 2022, our audit committee held four meetings, and each member of our audit committee attended 100% of these meetings.

Audit Committee Report

Our audit committee oversees our financial reporting process. Management has the primary responsibility for the financial statements and the reporting process, including the system of internal accounting controls.

Our audit committee has reviewed and discussed the audited financial statements for the year ended December 31, 2022 with management.

Our audit committee has discussed with Integritat Audit, Accounting & Advisory, LLC , our independent registered public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Securities and Exchange Commission.

Our audit committee has received written disclosure and the letter from Integritat Audit, Accounting & Advisory, LLC required by applicable requirements of the Public Company Accounting Oversight Board regarding communications of Integritat Audit, Accounting & Advisory, LLC with our audit committee concerning independence, and has discussed with Integritat Audit, Accounting & Advisory, LLC its independence.

Based on the reviews and discussions referred to above, our audit committee recommended to our board of directors that the audited financial statements referred to above to be included in our annual report on Form 10-K for the year ended December 31, 2022 for filing with the Securities and Exchange Commission.

Members of the Audit Committee

James P. Geiskopf	Edmund C. Moy
Shelly Murphy

The material in this report is not “soliciting material,” is not deemed “filed” with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of our company under the Securities Act of 1933 or the Securities Exchange Act of 1934 whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Other Committees of Board of Directors

We do not have nominating or compensation committees or committees performing similar functions nor do we have a written nominating or compensation committee charter. Our board of directors does not believe that it is necessary to have such committees because it believes that the functions of such committees can be adequately performed by our board of directors.

We do not have any defined policy or procedure requirements for our stockholders to submit recommendations or nominations for directors. We do not currently have any specific or minimum criteria for the election of nominees to our board of directors and we do not have any specific process or procedure for evaluating such nominees. Our board of directors assesses all candidates, whether submitted by management or stockholders, and makes recommendations for election or appointment.

A stockholder who wishes to communicate with our board of directors may do so by directing a written request to MetaWorks Platforms, Inc., 3250 Oakland Hills Court, Fairfield, California 94534, Attention: President.

Director Independence

We currently act with four directors consisting of Cameron Chell, James P. Geiskopf, Edmund C. Moy, and Shelly Murphy. Our common stock is quoted on the OTCQB operated by the OTC Markets Group, which does not impose any director independence requirements. Under NASDAQ Rule 5605(a)(2), a director is not independent if, among other things, (1) he or she is also an executive officer or employee of the corporation or was, at any time during the past three years, employed by the corporation; or (2) he or she accepted or who has a family member who accepted any compensation from our company in excess of $120,000 during any period of twelve consecutive months within the past three years, other than the following: (i) compensation for board or board committee service; (ii) compensation paid to a family member who is an employee (other than an executive officer) of our company; or (iii) benefits under a tax-qualified retirement plan, or non-discretionary compensation. Using this definition of independent director, we have three independent directors, James Geiskopf, Edmund C. Moy, and Shelly Murphy.

In addition, James P. Geiskopf, Edmund C. Moy, and Shelly Murphy, the members of our audit committee, have not accepted directly or indirectly any consulting, advisory, or other compensatory fee from our company or subsidiary other than in his or her capacity as a member of the audit committee, our board of directors, or any other board committee, and each member of our audit committee is not a beneficial owner, directly or indirectly, of more than 10% of our common stock and is not an executive officer of our company. Accordingly, they are independent under independence standards applicable to the audit committee of a company whose stock is listed on the Nasdaq Capital Market.

Board Leadership Structure

The positions of our principal executive officer and the chairman of our board of directors are served by two individuals. Scott Gallagher is our president and Cameron Chell is our chairman of the board and a director of our company. In addition, James P. Geiskopf is our lead director. Because of the separation of those functions, we have determined that the leadership structure of our board of directors is appropriate, especially given the current stage of our development.

Our board of directors provides oversight of our risk exposure by receiving periodic reports from senior management regarding matters relating to financial, operational, legal and strategic risks and mitigation strategies for such risks.

Hedging Transactions

Except as disclosed below, our company has not adopted any practices or policies regarding the ability of our employees, including officers, or directors (or any of their designees) to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our common shares.

Under our insider trading policy, no officer or director may make a short sale of our common stock.

Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own more than 10% of our common stock, to file reports regarding ownership of, and transactions in, our securities with the Securities and Exchange Commission and to provide us with copies of those filings. Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons we believe that during year ended December 31, 2022 all filing requirements applicable to our executive officers and directors, and persons who own more than 10% of our common stock were complied with, with the exception of the following:

Name	Number of Late Reports	Number of Transactions Not Reported on a Timely Basis	Failure to File Requested Forms
Cameron Chell	1	2	Nil
Swapan Kakumanu	1	3	Nil
Scott Gallagher	1	1	Nil
James P. Geiskopf	1	3	Nil
Edmund C. Moy	1	3	Nil
Shelly Murphy	1	1	Nil

Executive Compensation

Summary Compensation

The particulars of compensation paid to the following persons:

(a)	all individuals serving as our principal executive officer during the year ended December 31, 2022;

(b)	each of our two most highly compensated executive officers other than our principal executive officer who were serving as executive officers at December 31, 2022; and

(c)	up to two additional individuals for whom disclosure would have been provided under (b) but for the fact that the individual was not serving as our executive officer at December 31, 2022,

who we will collectively refer to as the named executive officers, for all services rendered in all capacities to our company and subsidiaries for the years ended December 31, 2022 and 2021 are set out in the following summary compensation table:

Summary Compensation Table – Years ended December 31, 2022 and 2021
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)		Non-Equity Incentive Plan Compensation ($)	Non-qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Scott Gallagher	2022	-	-	-	78,0000	(1)	-	-	50,000	128.000
President	2021	N/A	N/A	N/A	N/A		N/A	N/A	N/A	N/A
Bruce Elliott	2022	-	-	-	-		-	-	-	-
Former President	2021	-	-	-	435,000	(1)	-	-	-	435,000
Swapan Kakumanu	2022	-	-	-	179,400	(1)	-	-	56,000	235,400
Chief Financial Officer, Secretary and Treasurer	2021	-	-	-	1,239,600	(1)	-	-	-	1,239,600

Notes:

(1)	Reflects the grant date fair value computed in accordance with FASB ASC Topic 718. Nonvested shares are valued at the date of the grant at the fair value of the common stock and are expensed over the vesting period. As vesting conditions are not wholly dependent on the employee and there is no timeline for them, for accounting purposes, the fair value are calculated and the expense will be recognized upon the achievement of the milestones.

Narrative Disclosure to Summary Compensation Table

In connection with the appointment of Scott Gallagher as president, we have entered into an independent consultant agreement dated September 7, 2022. Pursuant to the agreement we have agreed to pay Mr. Gallagher a consulting fee of $10,000 per month, totaling $50,000 for the year ended December 31, 2022. The agreement may be terminated by (i) Mr. Gallagher by providing at least 30 days advance notice in writing, (ii) us by giving at least 30 days advance notice in writing, or (iii) us without notice in the event that Mr. Gallagher: (a) breaches any term of the agreement, (b) neglects the services or any other duty to be performed under the agreement, (c) engages in any conduct which is dishonest, or damages our reputation or standing, (d) is convicted of any criminal act, (e) engages in any act of moral turpitude, (f) files a voluntary petition in bankruptcy, or (g) is adjudicated as bankrupt or insolvent. Mr. Gallagher has also agreed for the term of the agreement not to compete with us in the business of providing services for blockchain initial coin offerings. During the term of the agreement and for a period of one year immediately following the termination or expiration of the agreement, Mr. Gallagher has agreed not to solicit or induce any customer, prospective customer, supplier, sales personnel, employee or independent contractor involved with us to terminate or breach any employment, contractual or other relationship with us, or to otherwise discontinue or alter such third party’s relationship with us.

From December 1, 2019 until his resignation as president of our company effective September 7, 2022 we paid Bruce Elliott a consulting fee in the amount of $1 per month.

Since October 1, 2017, we have paid Red to Black Inc., a company controlled by Swapan Kakumanu $4,000 per month which was amended to $10,000 per month from February 1, 2018, and to $12,500 per month from April 1, 2021 for providing accounting and controller services. On December 4, 2018, we removed Michael Blum as our chief financial officer in order to accommodate the appointment of Swapan Kakumanu as our chief financial officer in connection with our application to list our common stock on the TSX Venture Exchange. In connection with the appointment of Swapan Kakumanu as chief financial officer, we have entered into an independent consultant agreement dated December 4, 2018 with Swapan Kakumanu whereby we agreed to pay a consulting fee of $5,000 per month. Commencing December 1, 2019, the consulting agreement was amended to pay $1 per month. Commencing February 2021, Mr. Kakumanu’s monthly fee was restored to $5,000 and increased to $10,000 in March 2021. In 2022, to help our company, Mr. Kakumanu waived his monthly fees starting June 2022, had already taken monthly fees of $10,000 from January 2022 until May 2022, and then received a one-time fee of $6,000 in November 2022, resulting in total annual compensation of $56,000 for the year ended December 31, 2022. Subject to compliance with all applicable securities laws, we also agreed to grant to Mr. Kakumanu stock options in an amount to be determined by our board of directors. The agreement continues for a twelve-month term, which will automatically be renewed unless we provide 30 days prior written notice of our intention to not renew the agreement. The agreement may be terminated by (i) Mr. Kakumanu by providing at least 30 days advance notice in writing, (ii) us by giving at least 30 days advance notice in writing, or (iii) us without notice in the event that Mr. Kakumanu: (a) breaches any term of the agreement, (b) neglects the services or any other duty to be performed under the agreement, (c) engages in any conduct which is dishonest or damages our reputation or standing, (d) is convicted of any criminal act, (e) engages in any act of moral turpitude, (f) files a voluntary petition in bankruptcy, or (g) is adjudicated as bankrupt or insolvent. Mr. Kakumanu has also agreed, for the term of the agreement, not to compete with us in the business of providing services for blockchain initial coin offerings. During the term of the agreement, and for a period of one year immediately following the termination or expiration of the agreement, Mr. Kakumanu has agreed not to solicit or induce any customer, prospective customer, supplier, sales personnel, employee, or independent contractor involved with us to terminate or breach any employment, contractual or other relationship with us, or to otherwise discontinue or alter such third party’s relationship with us.

On October 15, 2017, as amended on January 22, 2018, November 22, 2018, and December 7, 2020, our board of directors adopted and approved the 2017 Equity Incentive Plan. The purpose of the plan is to (a) enable us and any of our affiliates to attract and retain the types of employees, consultants and directors who will contribute to our long range success; (b) provide incentives that align the interests of employees, consultants and directors with those of our stockholders; and (c) promote the success of our business. On November 22, 2018, our board of directors amended our 2017 Equity Incentive Plan in connection with our application to list our common stock on the TSX Venture Exchange. On December 7, 2020, the plan was amended to provide that a total of 6,985,207 shares of our common stock will be available for the grant of stock options and no shares will be available for the grant of non-stock option awards.

On February 10, 2021, we granted 400,000 stock options to Bruce Elliott, and 400,000 stock options to Swapan Kakumanu. Each stock option is exercisable for a period of 10 years at a price of $1.17 per share. The stock options vest as to one-third on the date of grant, one-third on the first anniversary of the date of grant and one-third on the second anniversary of the date of grant. On July 22, 2022 all of these stock option granted to Swapan Kakumanu were cancelled and on February 10, 2023, 266,667 of these stock options granted to Brue Elliott were cancelled.

On June 15, 2021, we granted 750,000 stock options to Swapan Kakumanu. Each stock option was exercisable for a period of 10 years at a price of $1.16 per share. The stock options vested as to one-third on the date of grant, one-third on the first anniversary of the date of grant and one-third on the second anniversary of the date of grant. These stock options were cancelled on July 22, 2022

On August 26, 2022 we granted 800,000 stock options to Swapan Kakumanu and 1,000,000 stock options to Scott Gallagher. Each option is exercisable for a period of 10 years at a price of $0.09 per share. The stock options granted to Swapan Kakumanu with one half vesting upon issuance and one half in one year. The stock options granted to Scott Gallagher vest as to one-third on the date of grant, one-third on the first anniversary of the date of grant, and one-third on the second anniversary of the date of grant.

Retirement or Similar Benefit Plans

There are no arrangements or plans in which we provide retirement or similar benefits for our directors or named executive officers.

Resignation, Retirement, Other Termination, or Change in Control Arrangements

We have no contract, agreement, plan or arrangement, whether written or unwritten, that provides for payments to our directors or executive officers at, following, or in connection with the resignation, retirement or other termination of its directors or executive officers, or a change in control of our company or a change in our directors’ or executive officers’ responsibilities following a change in control.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth for each named executive officer certain information concerning the outstanding equity awards as of December 31, 2022:

	Option awards							Stock awards
Name	Number of securities underlying unexercised options (#) exercisable		Number of securities underlying unexercised options (#) unexercisable		Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares of units of stock that have not vested ($)	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested (#)	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested ($)
Bruce Elliott	200,000	(1)			-	0.10	October 15, 2027	-	-	-	-
Bruce Elliott	266,666	(2)(6)	133,334	(6)		1.17	February 10, 2031	-	-	-	-
Scott Gallagher	333,333	(3)	666,667			0.09	August 26, 2032	-	-	-	-
Swapan Kakumanu	100,000	(1)(5)	-		-	0.10	October 15, 2027	-	-	-	-
Swapan Kakumanu	1,150,000	(4)	1,150,000	(2)	-	0.09	August 26, 2032	-	-	-	-

Notes:

(1)	The stock options become exercisable as follows: (i) 1/3 upon the date of grant (October 15, 2017); (ii) 1/3 on the first anniversary date and (iii) 1/3 on the second anniversary date.

(2)	The stock options become exercisable as follows: (i) 1/3 upon the date of grant (February 10, 2021); (ii) 1/3 on the first anniversary date and (iii) 1/3 on the second anniversary date.

(3)	The stock options become exercisable as follows: (i) 1/3 upon the date of grant (August 26, 2022); (ii) 1/3 on the first anniversary date and (iii) 1/3 on the second anniversary date.

(4)	The stock options become exercisable as follows: (i) 1/2 upon the date of grant (August 26, 2022) and (ii) 1/2 on the first anniversary date.

(5)	These stock options are held by Red to Black Inc., a company controlled by Swapan Kakumanu.

(6)	Effective as of February 17, 2023, 133,334 of these stock options that did not vest prior to Mr. Elliott’s resignation as the president of our company on September 7, 2022 and 133,333 of these stock options that vested on February 10, 2022 were cancelled.

Compensation of Directors

The particulars of compensation paid to our directors who are not named executive officers for the fiscal year ended December 31, 2022 are set out in the following director compensation table:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)		Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Cameron Chell	65,000	-	195,000	(1)(5)	-	-	-	260,000
James P. Geiskopf	81,000	-	171,600	(2) (5)	-	-	-	252,600
Edmund C. Moy	-	-	62,400	(3) (5)	-	-	-	62,400
Shelly Murphy	-	-	39,000	(4) (5)	-	-	-	39,000

Notes:

(1)	As of December 31, 2022, Mr. Chell owned the following stock options: stock options to purchase 400,000 shares of our common stock at an exercise price of $0.10 per share until October 15, 2027 pursuant to the stock option agreement dated October 15, 2017 and stock options to purchase 2,500,000 shares of our common stock at an exercise price of $0.09 per share until August 26, 2032 pursuant to the stock option agreement dated August 26, 2022.

(2)	As of December 31, 2022, Mr. Geiskopf owned the following stock options: stock options to purchase 400,000 shares of our common stock at an exercise price of $0.10 per share until October 15, 2027 pursuant to the stock option agreement dated October 15, 2017 and stock options to purchase 2,200,000 shares of our common stock at an exercise price of $0.09 per share until August 26, 2032 pursuant to the stock option agreement dated August 26, 2022.

(3)	As of December 31, 2022, Mr. Moy owned the following stock options: stock options to purchase 800,000 shares of our common stock at an exercise price of $0.09 per share until August 26, 2032 pursuant to the stock option agreement dated August 26, 2022.

(4)	As of December 31, 2022, Ms. Murphy owned the following stock options: stock options to purchase 500,000 shares of our common stock at an exercise price of $0.09 per share until August 26, 2032 pursuant to the stock option agreement dated August 26, 2022.

(5)	Reflects the grant date fair value computed in accordance with FASB ASC Topic 718. Nonvested shares are valued at the date of the grant at the fair value of the common stock and are expensed over the vesting period. As vesting conditions are not wholly dependent on the employee and there is no timeline for them, for accounting purposes, the fair value will be calculated and the expense will be recognized upon the achievement of the milestones.

On January 22, 2018, we entered into an offer letter with James P. Geiskopf, pursuant to which, among other things, we agreed to pay Mr. Geiskopf $120,000 in annual cash compensation commencing on January 1, 2018. Commencing January 1, 2022, the compensation increased to $15,000 per month. In 2022, to help our company, Mr. Geiskopf waived his monthly fees starting June 2022, but took a one-time fee of $6,000 in November 2022.

On April 1, 2021, we entered into an agreement with Cameron Chell, pursuant to which, among other things, we agreed to pay Mr. Chell $15,000 per month. Commencing February 1, 2022, the amount was decreased to $10,000 per month. Commencing April 1, 2022, the amount was increased to $15,000 per month. In 2022, to help our company, Mr. Chell waived his monthly fees starting June 2022.

In connection with the appointment of Edmund C. Moy as a director on February 9, 2018, we entered into an offer letter dated February 9, 2018 with Mr. Moy, pursuant to which, among other things, we agreed to pay Mr. Moy $50,000 in annual cash compensation and grant 100,000 stock options. Effective February 9, 2018, we granted to Mr. Moy 100,000 stock options, which are exercisable at an exercise price of $0.60 per share until February 9, 2028. The stock options become exercisable as follows: (i) 1/3 on the grant date, (ii) 1/3 on the first anniversary of the grant date and (iii) 1/3 on the second anniversary of the grant date. Commencing December 1, 2019, the cash compensation was no longer in effect.

In connection with the appointment of Shelly Murphy as a director on June 15, 2021, we entered into an offer letter dated June 15, 2021 with Ms. Murphy, pursuant to which, among other things, we granted to Ms. Murphy 200,000 stock options, which are exercisable at an exercise price of $1.16 per share until June 15, 2031. The stock options become exercisable monthly over 36 months as follows: 1/36 of the stock options vesting each month commencing on June 15, 2021.

On February 10, 2021, we granted stock options to our directors (200,000 stock options to Michael Blum, 400,000 stock options to Cameron Chell, 400,000 stock options to James P. Geiskopf, 200,000 to Edmund Moy, and 200,000 to James M. Carter). Each stock option is exercisable for a period of 10 years at a price of $1.17 per share. The stock options vest as to one-third on the date of grant, one-third on the first anniversary of the date of grant and one-third on the second anniversary of the date of grant.

On June 15, 2021, we granted stock options to our directors (1,000,000 stock options to Cameron Chell, 750,000 stock options to James P. Geiskopf, 200,000 to Edmund Moy, and 200,000 to Shelly Murphy). Each stock option is exercisable for a period of 10 years at a price of $1.16 per share. The stock options vest as to one-third on the date of grant, one-third on the first anniversary of the date of grant and one-third on the second anniversary of the date of grant.

On July 22, 2022, we cancelled the stock options granted to the directors that had been issued in 2018 and 2021 (1,400,000 stock options from Cameron Chell, 1,150,000 stock options from James P. Geiskopf, 500,000 stock options from Edmund Moy, and 200,000 stock options from Shelly Murphy).

On August 26, 2022, we granted stock options to our directors (2,500,000 stock options to Cameron Chell, 2,200,000 stock options to James P. Geiskopf, 800,000 to Edmund Moy, and 500,000 to Shelly Murphy). Each stock option is exercisable for a period of 10 years at a price of $0.09 per share. The stock options vest as to one-half on the date of grant and one-half on the first anniversary of the date of grant.

Transactions with Related Persons

Other than as disclosed below, there has been no transaction, since January 1, 2021, or currently proposed transaction, in which our company was or is to be a participant and the amount involved exceeds $48,192.72, being the lesser of $120,000 or one percent of the average of our total assets at year end for the last two completed fiscal years, and in which any of the following persons had or will have a direct or indirect material interest:

(a)	any director, director nominee or executive officer of our company;

(b)	any person who beneficially owns, directly or indirectly, more than 5% of any class of our voting securities;

(c)	any person who acquired control of our company when it was a shell company or any person that is part of a group, consisting of two or more persons that agreed to act together for the purpose of acquiring, holding, voting or disposing of our common stock, that acquired control of our company when it was a shell company; and

(d)	any member of the immediate family (including spouse, parents, children, siblings and in- laws) of any of the foregoing persons.

On February 10, 2021, we granted stock options to our former directors (200,000 stock options to Michael Blum and 200,000 to James M. Carter). Each stock option was exercisable for a period of 10 years at a price of $1.17 per share. The stock options were to vest as to one-third on the date of grant, one-third on the first anniversary of the date of grant and one-third on the second anniversary of the date of grant. On June 14, 2021, Messrs. Blum and Carter resigned as directors of our company and as of December 31, 2022, Mr. Carter owned no stock options of our company.

We entered into 7 promissory notes with rate of interest payable at 5% per annum on July 18, 2019, August 9, 2019, September 13, 2019, October 4, 2019, November 19, 2019, December 18, 2019, and January 9, 2020 with Business Instincts Group Inc. (“BIG”). We repaid BIG $101,460 of the principal amount owing in the fiscal year ended December 31, 2020. As of March 15, 2023, we owed $0 in principal and interest (December 31, 2022 - $0, December 31, 2021 - $28,804 and December 31, 2020 - $414,547). The largest aggregate principal outstanding during the period from January 1, 2021 to December 31, 2022 was $0. No interest was paid in the period from January 1, 2020 to December 31, 2021. Our chairman and director, Cameron Chell, was a director, officer and an indirect shareholder of BIG until January 15, 2021.

We engaged two clients to build out their business models, technology strategy, market entry strategy, and capital structure, including a blockchain platform launch. We signed an agreement with BIG in which 80% of the revenue received is reimbursed to BIG for expenses incurred to meet the performance obligations as outlined above. For the year ended December 31, 2021, we incurred expenses of which $140,000 was payable as at December 31, 2021 to BIG related to these customers. For the year ended December 31, 2022, we incurred expenses of $294,000 of which $147,000 was payable as at December 31, 2022 to BIG related to these customers.

Effective as of May 5, 2021, we loaned $400,000 to Fogdog Energy Solutions Inc. (“Fogdog”) pursuant to convertible promissory note. The note bears interest at a rate of 4% per annum and comes due on May 5, 2022. The note may not be prepaid without the written consent of our company. Under certain conditions as outlined in the promissory note, we may convert the outstanding loan into common shares. Our chief financial officer, secretary and treasurer, Swapan Kakumanu, is a director, chief financial officer and a shareholder of Fogdog. Accrued interest as of December 31, 2021 is $24,773. Effective as of August 20, 2021, we loaned an additional $850,000 to Fogdog Energy Solutions Inc. pursuant to convertible promissory note. The note bears interest at a rate of 10% per annum and comes due on August 20, 2027. The note may not be prepaid without the written consent of our company. Under certain conditions as outlined in the promissory note, we may convert the outstanding loan into common shares. Our chief financial officer, secretary and treasurer, Swapan Kakumanu, is a director, chief financial officer and a shareholder of Fogdog. The largest aggregate amount of principal outstanding during the period for which disclosure is provided and the amount thereof outstanding as of the latest practicable date is $1,250,000. The amount of principal and accrued interest paid during the periods for which disclosure is provided is $nil. Accrued interest as at December 31, 2022 and 2021 is $142,493 and $24,773, respectively. On March 15, 2023, our company and FogDog agreed to an extension of terms on both the loan and note payable extending the respective maturity dates to December 31, 2028 and December 31, 2024.

On December 29, 2021, we completed a private placement of an aggregate of 173,609 shares of common stock at a price of $0.288 per share for aggregate gross proceeds of $50,000. Of the 173,609 shares: (i) Cameron Chell, our chairman and director, subscribed for 59,027 shares of our common stock; (ii) Swapan Kakumanu, our Chief Financial Officer, subscribed for 57,291 shares of our common stock; and (iii) James P. Geiskopf, our lead director, subscribed for 57,291 shares of our common stock.

On January 28, 2022, we completed a private placement of an aggregate of 244,139 shares of common stock at a price of $0.2048 per share for aggregate gross proceeds of $50,000. Of the 244,139 shares: (i) Cameron Chell, our chairman and director, subscribed for 83,007 shares of our common stock; (ii) Swapan Kakumanu, our Chief Financial Officer, subscribed for 80,566 shares of our common stock; and (iii) James P. Geiskopf, our lead director, subscribed for 80,566 shares of our common stock.

On March 7, 2023, we issued 900,000 shares of common stock of our company at a deemed price of $0.10 per share in settlement of debt in the amount of $90,000. We issued these shares to GSD Group, LLC, whose CEO is Shelly Murphy, a director of our company.

On April 4, 2023, we issued 725,000 shares of common stock of our company at a deemed price of $0.05 per share in settlement of debt in the amount of $36,250. We issued 500,000 of these shares to GSD Group, LLC, whose CEO is Shelly Murphy, a director of our company and 225,000 of these shares to Scott Gallagher, the president of our company.

Compensation for Named Executive Officers and Directors

For information regarding compensation for our named executive officers and directors, see “Executive Compensation”.

Proposal 2

Ratification of the Appointment of the Independent Registered Public Accounting Firm

Our board of directors is asking our stockholders to ratify the appointment of Integritat Audit, Accounting & Advisory, LLC as our independent registered public accounting firm.

Stockholder ratification of the appointment of Integritat Audit, Accounting & Advisory, LLC as our independent registered public accounting firm is not required by our bylaws or otherwise. However, our board of directors is submitting the appointment of Integritat Audit, Accounting & Advisory, LLC to the stockholders for ratification as a matter of corporate practice. If the stockholders fail to ratify the appointment, our board of directors will reconsider whether or not to retain the firm. Even if the appointment is ratified, our board of directors in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if our board of directors determines that such a change would be in the best interest of our company and our stockholders.

Representatives of Integritat Audit, Accounting & Advisory, LLC are not expected to be present at the annual meeting. However, we will provide contact information for Integritat Audit, Accounting & Advisory, LLC to any stockholders who would like to contact the firm with questions.

Unless otherwise directed, the proxy holder will vote the proxies received by him for the ratification of the appointment of Integritat Audit, Accounting & Advisory, LLC as our independent registered public accounting firm.

Our board of directors recommends that you vote FOR the ratification of the appointment of Integritat Audit, Accounting & Advisory, LLC as our independent registered public accounting firm.

Fees Paid to Our Independent Registered Public Accounting Firms

The following table sets forth the fees billed or expected to be billed to our company for the years ended December 31, 2022 and December 31, 2021 for professional services rendered by Integritat Audit, Accounting & Advisory, LLC, our independent registered public accounting firm:

Fees	2022	2021
Audit Fees	$53,100	$	N/A
Audit Related Fees	-		N/A
Tax Fees	-		N/A
Other Fees	-		N/A

The following table sets forth the fees billed or expected to be billed to our company for the years ended December 31, 2022 and December 31, 2021 for professional services rendered by Haynie & Company, our former independent registered public accounting firm:

Fees	2022	2021
Audit Fees	$-	$56,313
Audit Related Fees	-	-
Tax Fees	-	-
Other Fees	-	-

Pre-Approval Policies and Procedures

Our audit committee pre-approves all services provided by our independent registered public accountants. All of the above services and fees were reviewed and approved by our audit committee before the respective services were rendered.

Our board of directors has considered the nature and amount of fees billed by our independent registered public accountants and believes that the provision of services for activities unrelated to the audit is compatible with maintaining the independence of our independent registered public accountants.

Our board of directors recommends that you vote FOR the ratification of the appointment of Haynie & Company as our independent registered public accounting firm.

Proposal 3

Approval of Amendment of the 2017 Equity Incentive Plan

Our board of directors is asking our stockholders to approve the amendment of our 2017 equity incentive plan to increase the number of shares of our common stock available for the grant of stock options from 13,300,000 to 28,300,000.

This amendment of our 2017 equity incentive plan is subject to and effective upon receipt of the approval by our stockholders.

In addition, National Instrument 45-106 Prospectus Exemptions (“NI 45-106”) provides exemptions from the requirement to prepare and file a prospectus in connection with a distribution of securities in Canada. As our company is listed on the Canadian Securities Exchange, our company is classified as an “unlisted reporting issuer” for purposes of the exemption provided in Section 2.24 of NI 45-106 for distributions of securities to employees, executive officers, directors and consultants of our company (the “Exemption”). NI 45-106 restricts the use of the Exemption by “unlisted reporting issuers” such as our company unless we obtain a stockholder approval. Specifically, NI 45-106 provides that the Exemption does not apply to a distribution to an employee or consultant of the “unlisted reporting issuer” who is an investor relations person of the issuer, an associated consultant of the issuer, an executive officer of the issuer, a director of the issuer, or a permitted assign of those persons if, after the distribution,

(a)	the number of securities, calculated on a fully diluted basis, reserved for issuance under options granted to

(i)	related persons, exceeds 10% of the outstanding securities of the issuer, or
(ii)	a related person, exceeds 5% of the outstanding securities of the issuer, or

(b)	the number of securities, calculated on a fully diluted basis, issued within 12 months to

(i)	related persons, exceeds 10% of the outstanding securities of the issuer, or
(ii)	a related person and the associates of the related person, exceeds 5% of the outstanding securities of the issuer.

The term “related person” is defined in NI 45-106 and generally refers to a director or executive officer of the issuer or of a related entity of the issuer, an associate of a director or executive officer of the issuer or of a related entity of the issuer, or a permitted assign of a director or executive officer of the issuer or of a related entity of the issuer. The term “permitted assign” includes a spouse of the person.

In order to make the Exemption available for the grant of stock options of our company, we must obtain approval of our stockholders other than votes attaching to shares of our common stock beneficially owned by related persons to whom securities may be issued as compensation or under our 2017 equity incentive plan. As of the record date, to our company’s knowledge, a total of 5,564,748 shares of our common stock are held by our directors and executive officers and other related persons.

Unless otherwise directed, the proxy holder will vote the proxies received by him for the approval of the amendment of our 2017 equity incentive plan.

Our board of directors recommends that you vote FOR the approval of the amendment of our 2017 equity incentive plan.

Description of Our Amended 2017 Equity Incentive Plan

The following is a summary of the material features of our 2017 equity incentive plan, assuming that the amendment that will be proposed at the annual meeting is effective.

Purpose

The purpose of our 2017 equity incentive plan is to: (i) enable our company and any affiliate of our company to attract and retain the types of employees, consultants and directors who will contribute to our company’s long range success; (ii) provide incentives that align the interests of employees, consultants and directors with those of our company’s stockholders; and (iii) promote the success of our company’s business.

Administration

The plan administrator, which is currently our board of directors, administers our 2017 equity incentive plan. The plan administrator has sole authority, in its absolute discretion, to (i) construe and interpret the plan; (ii) grant stock options and non-stock option awards (each, an “award”) under the plan; (iii) determine the individuals to whom awards will be granted under the plan and whether an option is an incentive stock option or a non-qualified stock option; (iv) determine the number of shares of our common stock subject to award, the terms and conditions of each award, including the exercise price, medium of payment and vesting provisions, and to specify the provisions of the agreement with respect thereto.

Eligibility

Employees of our company or subsidiary who are subject to tax in the United States are eligible to receive incentive stock options. Subject to applicable laws, employees, consultants and directors of our company or subsidiary and such other individuals designated by the plan administrator who are reasonably expected to become employees, consultants and directors of our company or subsidiary are eligible to receive awards that are not incentive stock options. As of May 5, 2023, there are approximately 23 persons eligible to receive awards.

Shares Subject to Our 2017 Equity Incentive Plan

The plan administrator is currently authorized to grant stock options to acquire up to a total of 13,300,000 shares of our company’s common stock. Currently, no shares of our common stock are available for the grant of non-stock option awards. Our board of directors is asking our stockholders to approve the amendment of our 2017 equity incentive plan to increase the number of shares of our common stock available for the grant of stock options from 13,300,000 to 28,300,000.

Type of Awards

Currently, no shares of our common stock are available for the grant of non-stock option awards. Accordingly, under the plan, only stock options may be granted.

Incentive stock options are stock options that qualify for certain favorable tax treatment under the U.S. tax laws. Non-qualified stock options are stock options that are not incentive stock options. The aggregate fair market value on the date of grant of our common stock with respect to which incentive stock options are exercisable for the first time by an optionee subject to tax in the United States during any calendar year must not exceed $100,000, or such other limit as may be prescribed by the Internal Revenue Code.

Non-stock option awards means a right granted to an award recipient under the plan, which may include the grant of stock appreciation rights, restricted awards, performance compensation awards or other equity-based awards.

Exercise Price

The per share exercise price for an incentive stock option must not be less than the fair market value per share of our common stock on the date of grant. With respect to incentive stock options granted to a greater-than-ten percent stockholder of our company, the exercise price per share must not be less than 110% of the fair market value per share of our common stock on the date of grant. With respect to non-qualified stock options, the exercise price per share must be determined by the plan administrator at the time the stock option is granted.

On May 5, 2023, the closing price of our common stock as reported by the OTCQB operated by the OTC Markets Group was US$0.13 per share and the closing price of our common stock as reported by the Canadian Securities Exchange was CDN$0.17.

We will not provide any financial assistance or support to participants in our 2017 equity incentive plan to facilitate the purchase of our securities as compensation or under our 2017 equity incentive plan.

Duration of Stock Options

The expiration date of a stock option must not be later than 10 years from the date of grant; provided that the expiration date of any incentive stock option granted to a greater-than-ten percent stockholder of our company must not be later than five years from the date of grant.

Vesting Schedule

The vesting schedule for each award must be specified by the plan administrator at the time of grant prior to the provision of services with respect to which such award is granted. If no vesting schedule is specified at the time of grant by the plan administrator or in our 2017 equity incentive plan, the award vests immediately.

The plan administrator may accelerate the vesting of one or more outstanding awards.

Term of Stock Option

Stock options that have vested but have not been exercised terminate upon the occurrence of the first of the following events, except as provided for in a stock option agreement: (i) the expiration of the option; (ii) the date of an optionee’s termination of employment or contractual relationship with our company for cause; (iii) the expiration of three months from the date of an optionee’s termination of employment or contractual relationship for any reason other than for cause, death or certain disability; and (iv) the expiration of one year from termination of an optionee’s employment or contractual relationship by reason of death or certain disability. Stock options that have not vested terminate immediately upon the optionee’s resignation from or our termination of employment or contractual relationship with our company for any reason whatsoever, including death or disability.

Transfer of Stock Options

The stock options granted under the plan may not be transferred, assigned, pledged or hypothecated in any manner other than by will or by applicable laws of descent and distribution, and will not be subject to execution, attachment or similar process, provided, however, that subject to applicable laws, the optionee’s heirs or administrators may exercise any portion of the outstanding vested stock options within one year of the optionee’s death. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any stock option contrary to the provisions of the plan, or upon the sale, levy or any attachment or similar process contrary to the rights and privileges conferred by the plan, such stock option will terminate and become null and void.

Securities Regulation and Tax Withholding

Stock options will not be granted and shares of our common stock will not be issued with respect to stock options unless the grant of such stock options, the exercise of such stock options and the issuance and delivery of such shares comply with all applicable laws. The optionee must pay to us promptly upon exercise of a stock option or, if later, the date that the amount of such obligations becomes determinable, all applicable federal, state, provincial, local and foreign withholding taxes resulting upon exercise of a stock option or from a transfer or other disposition of shares of our common stock acquired upon exercise of a stock option or otherwise related to a stock option or shares of our common stock acquired in connection with a stock option.

Certain Corporate Transactions

If we are involved in a merger, consolidation, acquisition of property, reorganization, or liquidation, or we declare a dividend payable in, or subdivided, reclassify, reorganize, or combine our common stock, the plan administrator will, with respect to each outstanding stock option, proportionately adjust the number of shares of our common stock subject to such stock option and/or the exercise price per share so as to preserve the rights of the optionee substantially proportionate to the rights of the optionee prior to such event. Also to the extent such action includes an increase or decrease in the number of shares of our common stock, the number of shares available under the plan and the exercise price for such stock option will automatically be increased or decreased proportionately.

For greater certainty, the exercise price for any stock options and the number of shares of our common stock deliverable upon the exercise of the stock options will be subject to adjustment in the case of any capital reorganization or of any reclassification of the capital of our company, or in the case of the consolidation, merger or amalgamation of our company with or into any other company, each stock option will, after such event, confer the right to purchase the number of shares of our common stock or other securities of our company (or of the company resulting from such event) which the optionee would have been entitled to upon such event if the optionee had been a stockholder of our company at the time of such event.

Term of the Plan

The plan administrator may grant incentive stock options on or after the date on which the plan is adopted through the day immediately preceding the 10th anniversary of the date the plan is adopted. The plan administrator may grant non-qualified stock options on or after the date the plan is adopted and until the plan is terminated by our board of directors.

Amendment and Termination

The plan will terminate automatically on October 15, 2027. No award will be granted pursuant to the plan after such date, but awards granted before then may extend beyond that date. The plan administrator may suspend or terminate the plan at any earlier date in accordance with the terms of the plan. No awards may be granted under the plan while the plan is suspended or after it is terminated. Unless we determine to submit the section of the plan which sets out the plan’s treatment of performance compensation awards and the definition of “Performance Goal” and “Performance Criteria” to the stockholders at the first stockholder meeting that occurs in the fifth year following the year in which the plan was last approved by stockholders (or any earlier meeting designated by our board of directors), in accordance with the requirements of Section 162(m) of the Internal Revenue Code, and such stockholder approval is obtained, then no further performance compensation awards will be made to covered employees under the section of the plan which sets out the plan’s treatment of performance compensation awards after the date of such annual meeting, but the plan may continue in effect for awards to award recipients not in accordance with Section 162(m) of the Internal Revenue Code.

The plan administrator may, subject to applicable laws, at any time modify or amend stock options granted under the plan, provided, however, that (i) no amendment with respect to an outstanding stock option which has the effect of reducing the benefits afforded to the optionee must be made over the objection of such optionee; (ii) the events triggering acceleration of vesting of outstanding stock options may be modified, expanded, or eliminated without the consent of the optionees; and (iii) the plan administrator may not increase the number of shares available for issuance on the exercise of incentive stock options without stockholder approval.

Federal Income Tax Consequences

The following discussion is intended to be only a general description of the tax consequences of our 2017 equity incentive plan under the provisions of U.S. federal income tax laws currently in effect and does not address any estate, gift, state, local or non-U.S. tax laws. U.S. federal income tax laws are subject to change at any time, possibly with retroactive effect. This summary is not exhaustive of all possible United States income tax consequences. It is not intended as legal or tax advice to any particular participant and should not be so construed. The tax consequences to any particular participant will vary according to the status of that participant as an individual, trust, corporation or member of a partnership, the jurisdictions in which that participant is subject to taxation and, generally, according to that participant’s particular circumstances. Each participant should consult his or her own tax advisor with respect to the income tax consequences applicable to such participant’s own particular circumstances.

This summary is not exhaustive of all possible United States income tax consequences. It is not intended as legal or tax advice to any particular holder of shares of our stock and should not be so construed. The tax consequences to any particular holder of shares of our stock will vary according to the status of that holder as an individual, trust, corporation or member of a partnership, the jurisdictions in which that holder is subject to taxation and, generally, according to that holder’s particular circumstances. Each holder should consult the holder’s own tax advisor with respect to the income tax consequences applicable to the holder’s own particular circumstances.

Non-Qualified Stock Options

A non-statutory or non-qualified stock option is a stock option that does not meet the requirements of sections 421 through 422 of the Internal Revenue Code. A non-qualified stock option will be taxed in the hands of the optionee at the time of exercise. The optionee will recognize ordinary income for United States tax purposes in the amount of the fair market value (less whatever the optionee paid for the option) in the year of exercise. The optionee may recognize a capital gain or loss when the underlying shares of our common stock are sold. In calculating the gain or loss, the optionee’s cost basis for the shares of our common stock will be the fair market value of the stock option when exercised.

Qualified Stock Options

The Internal Revenue Code provides special tax treatment for qualified stock options meeting the requirements of section 422 of the Internal Revenue Code, commonly called “incentive stock options”.

If the stock option qualifies as an incentive stock option, the optionee will have no regular federal income tax liability upon its grant or upon its exercise. However, the excess, if any, of the fair market value of the underlying shares of our common stock on the date of exercise over their aggregate exercise price will be treated as an adjustment to alternative minimum taxable income for federal tax purposes and may subject the optionee to alternative minimum tax in the year of exercise.

Once the optionee exercises an incentive stock option, he or she must hold the underlying shares of our common stock for at least two years from the date the stock option was granted or at least one year from the date the stock option was exercised, whichever is later. If the shares of our common stock are sold after the hold period, any gain (or loss) will be taxed as a capital gain (or loss). On the other hand, if any of the shares of our common stock are sold during the hold period, any gain on the shares of our common stock that are sold will be taxed as ordinary income. Note that the balance of the shares of our common stock will continue to qualify for capital gains treatment if it is held until the expiration of the hold period.

Under section 422 of the Internal Revenue Code, incentive stock options must meet the following requirements:

(a)	incentive stock options can entitle the employee to purchase shares of the employer corporation, its parent or its subsidiary, but not of a sister corporation of the employer corporation;

(b)	incentive stock options can only be granted to an employee who, at the time of grant, does not own shares having more than 10 percent of the total combined voting power of all classes of stock of the employer corporation, its parent or any subsidiary; provided that this limitation will not apply if, at the time of the grant, the exercise price is at least 110 percent of the fair market value of the underlying stock, and the stock option is by its terms not exercisable for a period of more than five years from the date on which it is granted;

(c)	generally, the exercise price of incentive stock options must be payable in cash, although this requirement is relaxed if the incentive stock option meets all of the requirements of section 422(b) of the Internal Revenue Code (thus making it possible for the optionee to pay the exercise price by, for example, surrendering stock of the issuer or transferring to the issuer other property);

(d)	incentive stock options must be granted under a plan adopted by the corporation;

(e)	the plan must be approved by the stockholders within 12 months before or after the date on which the plan is adopted;

(f)	the plan must set out the total number of shares that may be issued thereunder as well as the employees (or class of employees) who may receive the stock options;

(g)	the incentive stock options must be granted and exercised within 10 years from the date the plan is adopted or approved, whichever is earlier;

(h)	the stock option price must not be less than the fair market value of the stock at the time the stock option is granted;

(i)	incentive stock options must not be transferable except in the event of death; and

(j)	incentive stock options cease to qualify as such three months after the optionee ceases to be an employee, except where the optionee is disabled within the meaning of section 22(e)(3) of the Internal Revenue Code, in which case the three-month period is extended to one year.

In addition, the aggregate fair market value of the shares of our common stock with respect to which incentive stock options are exercisable for the first time by the optionee during any calendar year (granted under the plan and all other plans of the company, its parent or any subsidiary) must not exceed $100,000. Any portion of a stock option which exceeds this limit is treated as a non-qualified stock option.

Stock Option Grants

As of May 5, 2023, the following persons or group of persons held the following number of stock options of our company.

Group	Number of Shares of Our Common Stock Subject to Stock Options
Scott Gallagher President	2,333,333
Swapan Kakumanu Chief Financial Officer, Secretary and Treasurer	3,250,000
Bruce Elliott Former President	333,333
All current executive officers as a group (2 persons)	5,583,333
All Current directors who are not executive officers as a group (4 persons)	6,800,000
All employees, excluding executive officers, as a group	-

Securities Authorized for Issuance under Equity Compensation Plans

The following table summarizes certain information regarding our equity compensation plans as of December 31, 2022.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders (2017 Equity Incentive Plan)	12,730,000	$0.44	570,000
Equity compensation plans not approved by security holders	Nil	N/A	Nil
Total	12,730,000	$0.44	570,000

Interest of Certain Persons in Matters to be Acted Upon

No director, executive officer, or nominee for election as a director of our company and no associate of any of the foregoing persons has any substantial interest, direct or indirect, by security holding or otherwise, in any matter to be acted upon at the annual meeting other than the election of directors and the approval of amendment of our 2017 equity incentive plan.

“Householding” of Proxy Materials

The Securities and Exchange Commission permits companies and intermediaries such as brokers to satisfy the delivery requirements for proxy statements or annual reports with respect to two or more stockholders sharing the same address by delivering a single copy of the proxy statement or annual report, as applicable, addressed to those stockholders. This process, which is commonly referred to as “householding”, potentially provides extra convenience for stockholders and cost savings for companies.

Although we do not intend to household for our stockholders of record, some brokers household our proxy materials and annual reports, delivering a single copy of the proxy statement or annual report to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that it will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate copy of the proxy statement or annual report, or if you are receiving multiple copies of either document and wish to receive only one, please notify your broker. Stockholders who currently receive multiple copies of the proxy statement or annual report at their address from their brokers and would like to request “householding” of their communications should contact their brokers.

Stockholder Proposals

Stockholder proposals to be considered for inclusion in the proxy statement and form of proxy relating to our next annual meeting of stockholders must be received no later than January 9, 2024. If we change the date of our next annual meeting of stockholders by more than 30 days from the date of this year’s annual meeting of stockholders, then the deadline is a reasonable time before we begin to print and send our proxy materials. All such proposals must comply with the requirements of Rule 14a-8 of Regulation 14A of the Securities Exchange Act of 1934, which sets forth specific requirements and limitations applicable to nominations and proposals at annual meetings of stockholders.

All stockholder proposals, notices and requests should be made in writing and sent via registered, certified or express mail to MetaWorks Platforms, Inc., 3250 Oakland Hills Court, Fairfield, California 94534, Attention: President.

Where You Can Find More Information

We file annual and other reports, proxy statements and other information with the United States Securities and Exchange Commission. The documents filed with the Securities and Exchange Commission are available to the public from the Securities and Exchange Commission’s website at www.sec.gov.

Other Matters

Our board of directors does not intend to bring any other business before the annual meeting, and so far as is known to our board of directors, no matters are to be brought before the annual meeting except as specified in the notice of the annual meeting. If any other matters are properly brought before the annual meeting, it is the intention of the person named on the proxy to vote the shares represented by the proxy on such matters in accordance with his judgment.

By Order of the Board of Directors

/s/ Scott Gallagher
Scott Gallagher
President

May 8, 2023

SCHEDULE “A”

AUDIT COMMITTEE CHARTER

METAWORKS PLATFORMS, INC.

(formerly: CURRENCYWORKS INC.)

(formerly: ICOX INNOVATIONS INC.)

(formerly: APPCOIN INNOVATIONS INC.)

(the “Company”)

AUDIT COMMITTEE CHARTER

(adopted as of October 9, 2017)

I. PURPOSE

The Audit Committee (the “Committee”) of the board of directors (the “Board”) of the Company, a Nevada corporation, shall provide assistance to the Board in fulfilling its responsibility to the Company’s shareholders relating to corporate accounting matters, the financial reporting practices of the Company, and the quality and integrity of the financial reports of the Company. The Committee’s purpose is to:

1.	assist the Board’s oversight of:

(a)	the reliability and integrity of the Company’s financial statements, accounting policies, financial reporting and disclosure practices,

(b)	the establishment and maintenance of processes to assure compliance with all relevant laws and regulations applicable to, and policies of, the Company, including for the receipt of complaints and concerns regarding accounting, internal control or auditing matters,

(c)	the engagement, compensation, performance, qualifications and independence of the Company’s independent auditor, its conduct of the annual independent audit of the Company’s financial statements, and its engagement for all other services, and

(d)	the functioning of the Company’s system of internal accounting and financial controls;

2.	provide an open avenue of communication between the Company’s internal accounting department, the Company’s independent auditor, the Company’s financial and senior management and the Board; and

3.	prepare the report of the Committee required by the rules of the Securities and Exchange Commission, or other applicable securities regulators (collectively, the “Securities Commissions”), for inclusion in the Company’s annual proxy statement, annual report, or other applicable disclosure documents.

The Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in this Audit Committee Charter (this “Charter”).

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits, or to determine that the Company’s financial statements are complete and accurate, or are in accordance with generally accepted accounting principles, accounting standards, or applicable laws and regulations. This is the responsibility of management of the Company, the Company’s internal accounting department and the Company’s independent auditor. Because the primary function of the Committee is oversight, the Committee shall be entitled to rely on the expertise, skills and knowledge of management, the internal accounting department and the Company’s independent auditor, and the integrity and accuracy of information provided to the Committee by such persons in carrying out the Committee’s oversight responsibilities. Nothing in this Charter is intended to change the responsibilities of management and the independent auditor.

A-2

II. STRUCTURE AND OPERATION

Composition and Qualifications

The Committee shall be composed of members of the Board, the number of which shall be fixed from time to time by resolution adopted by the Board. Except as otherwise permitted by applicable rules and regulations, the majority of the Committee members shall, in the judgment of the Board, meet: (a) the independence requirements of Rule 10A-3 of the United States Securities Exchange Act of 1934, as amended (the “1934 Act”), and any other rules and regulations of any of the Securities Commissions; and (b) the independence requirements of the rules of any applicable stock exchange or quotation system upon which the Company’s shares are listed from time to time. If required by the rules and regulations governing the Company, one or more members of the Committee, shall be, in the judgment of the Board, an “audit committee financial expert,” as such term is defined in Item 407(d)(5)(ii) of Regulation S-K under the 1934 Act. Each member of the Committee must be able to read and understand the Company’s financial statements, including the balance sheet, income statement and cash flow statement (or equivalent).

Authority

The Committee shall have the authority to: (a) retain (at the Company’s expense) its own legal counsel, accountants and other consultants that the Committee believes, in its sole discretion, are needed to carry out its duties and responsibilities; (b) conduct investigations that it believes, in its sole discretion, are necessary to carry out its responsibilities; and (c) take whatever actions that it deems appropriate to foster an internal culture that is committed to maintaining quality financial reporting, sound business risk practices and ethical behavior within the Company.

In addition, the Committee shall have the authority to require any officer, director or employee of the Company, the Company’s outside legal counsel, and/or the independent auditor to meet with the Committee and any of its advisors and to respond to any inquiries of the Committee. The Committee shall have full access to the books, records and facilities of the Company in carrying out its responsibilities. Finally, the Board shall adopt resolutions which provide for appropriate funding, as determined by the Committee, for: (a) services provided by the independent auditor in rendering or issuing any audit report to the Company; (b) services provided by any adviser employed by the Committee which it believes, in its sole discretion, are needed to carry out its duties and responsibilities; or (c) ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties and responsibilities.

Appointment and Removal

The members of the Committee shall be appointed by the Board and continue to be members until their successors are elected and qualified or until their earlier retirement, resignation or removal. Any member of the Committee may be removed, with or without cause, by majority vote of the Board at any time. A member of the Committee shall automatically cease to be a member of the Committee upon ceasing to be a member of the Board. Vacancies on the Committee will be filled by resolution of the Board.

Chairperson

The Board may, but is not required to, appoint one member of the Committee to: (a) serve as Chair of the Committee; (b) convene and chair all regular and special sessions of the Committee; (c) set the agendas for Committee meetings; (d) determine and communicate to management and the full Board the information needs of the Committee; and (e) report Committee determinations and actions on behalf of the Committee to the Board.

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If the Board fails to appoint a Chair, the members of the Committee shall elect a Chair by majority vote of the full Committee, to serve at the pleasure of the majority of the full Committee. If the Chair of the Committee is not present at any meeting of the Committee, an acting Chair for the meeting may be chosen by majority vote of the Committee from among the members present. In the case of a deadlock on any matter or vote, the Chair shall refer the matter to the Board for consideration. All requests by the Committee for information from the Company or the independent auditor shall be made through the Chair, or as otherwise determined by the Committee.

Delegation to Subcommittees

The Committee may delegate its duties and responsibilities to a subcommittee consisting of one or more members of the Committee. Any delegation may be made only to the extent permitted by applicable rules and regulations, and the Company’s bylaws and articles of incorporation.

III. COMMITTEE MEETINGS

The Chair shall preside at each meeting of the Committee and set the agendas for the Committee meetings. The Committee shall have the authority to establish its own rules and procedures for notice and conduct of its meetings as long as they are not inconsistent with any provisions of the Company’s bylaws or this Charter.

The Committee shall meet (in person, by teleconference, or by other means of electronic communication) as often as may be deemed necessary or appropriate, being generally at least four times annually, or more frequently as circumstances dictate. The Committee shall meet periodically with the Company’s management and independent auditor and, if necessary, in separate executive sessions with only the independent auditor and Committee members present, or with only management and Committee members present, to discuss any matters that the Committee believes should be discussed privately. The Committee shall maintain written minutes or other records of its meetings and activities, which shall be duly filed in the Company’s records.

Except as otherwise required by the Company’s bylaws or articles of incorporation, a majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee, and the act of a majority of the Committee members present at any meeting at which there is a quorum shall be deemed to be the act of the Committee. The Committee may also act by unanimous written consent in lieu of a meeting.

The notice of the time and place of every meeting of the Committee shall be given in writing to each member of the Committee at least 24 hours prior to the time of such meeting, unless such notice is waived by the unanimous consent of the Committee members.

The Committee may, at its discretion, include in its meetings non-management directors who are not members of the Committee, members of the Company’s management, representatives of the Company’s outside advisors, any other personnel employed or retained by the Company, or any other persons whose presence the Committee believes to be necessary or appropriate. Notwithstanding the foregoing, the Committee may also exclude from its meetings any persons it deems appropriate, including, but not limited to, any non-management director who is not a member of the Committee. Any non-management directors who are not members of the Committee that attend Committee meetings shall not participate in any discussion or deliberation unless invited to do so by the Committee, and in any event shall not be entitled to vote.

The Chair of the Committee shall report to the Board following meetings of the Committee and as otherwise requested by the Board.

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IV. DUTIES AND RESPONSIBILITIES

The Committee’s role is one of oversight. The Committee shall discharge its responsibilities, and shall assess the information provided by the Company’s management and independent auditor, in accordance with its business judgment. In discharging its oversight role, the Committee encourages free and open communication among the Committee, the Company’s independent auditor, and management, and is empowered to investigate any matter brought to its attention with all requisite access to all books, records, facilities and personnel of the Company, and to the Company’s independent auditor and outside legal counsel.

The following functions and responsibilities are set forth as a guide, with the understanding that the Committee may carry out, in its discretion, additional functions and adopt additional policies and procedures as may be appropriate in light of changing business, legislative, regulatory, legal or other conditions.

General

1.	Develop and maintain free and open means of communication with the Board, the Company’s independent auditor, the Company’s internal auditor, if any, and the management of the Company.

2.	Perform any other activities as the Committee deems appropriate, or as are requested by the Board, consistent with this Charter, the Company’s bylaws and applicable laws and regulations.

3.	Review and reassess, at least annually, the adequacy of this Charter and submit any recommended changes to the Board for its consideration.

4.	Report its findings regularly to the Board, including any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, and the performance and independence of the Company’s independent auditor.

5.	Maintain minutes and other records of meetings and activities of the Committee.

Financial Statements and Published Information

6.	Review filings made with the Securities Commissions and other published documents containing the Company’s financial statements, including any certification, report, opinion or review rendered by the independent auditor, or any press releases announcing earnings (especially the use of “pro forma” or “adjusted” information not prepared in compliance with generally accepted accounting principles), and all financial information and earnings guidance intended to be provided to analysts and the public or to rating agencies, and consider whether the information contained in these documents is consistent with the information contained in the Company’s financial statements.

7.	Review and discuss with management and the independent auditor the Company’s annual and quarterly financial statements prior to their filing, including any Management’s Discussion and Analysis related to same.

8.	Discuss with the independent auditor: (a) all significant matters related to the independent auditor’s review of the financial statements; and (b) the matters required to be communicated by applicable Statements of Auditing Standards or other standards of applicable Securities Commissions.

9.	Make a recommendation to the Board regarding the inclusion of the audited annual financial statements in any filings of the Company with applicable Securities Commissions.

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10.	Consider and review with management and the independent auditor:

(a)	significant findings during the year, including the status of previous audit recommendations, and management’s responses thereto;

(b)	any audit problems or difficulties encountered in the course of audit work, including any restrictions on the scope of activities or access to required information;

(c)	the overall scope and plans for the audit (including the audit budget and the adequacy of compensation and staffing);

(d)	any changes required in the planned scope of the audit plan; and

(e)	the coordination of audit efforts to monitor completeness of coverage, reduction of redundant efforts, and the effective use of audit resources.

11.	Oversee the services rendered by the Company’s independent auditor, including the resolution of disagreements between management and the independent auditor regarding preparation of financial statements.

12.	Prepare and include in the Company’s annual proxy statement or other filings with applicable Securities Commissions, any report from the Committee or other disclosures as required by applicable laws and regulations.

Performance and Independence of Independent Auditor

13.	On an annual basis, request from the independent auditor a formal written statement delineating all relationships between the independent auditor and the Company, consistent with Independence Standards Board Standard No. 1, as adopted by the Public Company Accounting Oversight Board, and with any other applicable laws, rules and regulations. The Committee shall review the qualification, performance and independence of the independent auditor annually and make determinations regarding the appointment or termination of the independent auditor. The Committee shall actively engage in a dialogue with the Company’s management and independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor from management and the Company, and take appropriate action to satisfy it of the independent auditor’s objectivity and independence. The Committee shall also:

(a)	confirm with the independent auditor that the independent auditor is in compliance with the partner rotation requirements established by the SEC;

(b)	consider whether, in the interest of assuring continuing independence of the independent auditor, the Company should regularly rotate its independent auditor;

(c)	set clear policies for the Company’s hiring of employees or former employees of the independent auditor; and

(d)	if applicable, consider whether the independent auditor’s provision of any permitted non-audit services to the Company is compatible with maintaining the independence of the independent auditor.

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14.	On an annual basis, obtain from the independent auditor a formal written statement of the fees billed for each of the following categories of services rendered by the independent auditor: (a) the audit of the Company’s annual financial statements for the most recent fiscal year and any reviews of the financial statements; (b) information technology consulting services for the most recent fiscal year, in the aggregate and by each service (and separately identifying fees for such services relating to financial information systems design and implementation); and (c) all other services rendered by the independent auditor for the most recent fiscal years, in the aggregate and by each service.

15.	At least annually, obtain and review a written report by the independent auditor describing all relationships between the Company (and any of its subsidiaries) and the independent auditor and discuss the independent auditor’s internal quality-control procedures, and any material issues raised by the most recent peer review.

Review of Services and Audit by Independent Auditor

16.	Have the sole authority and responsibility to appoint, evaluate, determine the compensation of and, where appropriate, replace the independent auditor. The Committee may, in its discretion, seek shareholder ratification of the independent auditor it appoints. The independent auditor shall report directly to the Committee, and the Committee’s responsibility shall include the resolution of disagreements between management and the independent auditor regarding financial reporting.

17.	Consider and pre-approve all audit and non-audit services provided by the independent auditor. The Committee may delegate the authority to grant pre-approvals to one or more members of the Committee, whose decisions must be presented to the full Committee at its scheduled meetings.

18.	Following completion of the annual audit, review with management, the independent auditor and the internal accounting department:

(a)	the Company’s annual financial statements and related footnotes;

(b)	the independent auditor’s audit of the financial statements and the report thereon;

(c)	any significant changes required in the independent auditor’s audit plan; and

(d)	other matters related to the conduct of the audit which are to be communicated to the Committee under generally accepted auditing standards.

19.	Review with the independent auditor, as required by the rules and regulations of applicable Securities Commissions or otherwise:

(a)	all critical accounting policies and practices used by the Company;

(b)	all alternative treatments of financial information within generally accepted accounting principles that have been discussed with Company management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

(c)	other material communications between the independent auditor and management, such as any management letters or schedule of unadjusted differences.

Financial Reporting Process

20.	Review the activities, organizational structure, staffing and qualifications of the internal audit function, if any.

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21.	Review and approve any material off-balance sheet arrangements or other material financial arrangements of the Company that do not appear on the financial statements of the Company.

22.	Review and discuss periodically with management and the independent auditor:

(a)	the adequacy and effectiveness of the Company’s internal control over financial reporting and disclosure controls and procedures;

(b)	all significant deficiencies in the design or operation of the Company’s internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data;

(c)	the integrity of the Company’s financial reporting processes;

(d)	any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls; and

(e)	the adequacy of the Company’s risk management programs and policies, including recommendations for any improvements in these areas.

23.	Establish regular and separate systems of reporting to the Committee by each of management, the independent auditor and the Company’s internal accounting department regarding any significant judgments made in management’s preparation of the financial statements and the view of each as to the appropriateness of such judgments.

24.	Review with management the adequacy of the Company’s insurance and fidelity bond coverages, reported contingent liabilities, and management’s assessment of contingency planning.

25.	Review management’s plans regarding any changes in accounting practices or policies and the financial impact of such changes, any major areas in management’s judgment that have a significant effect upon the financial statements of the Company, and any litigation or claim, including tax assessments, that could have a material effect upon the financial position or operating results of the Company.

26.	Meet periodically with management, the internal auditors, if any, and the independent auditor in separate executive sessions to discuss matters which the Committee or these groups believe should be discussed privately.

Ethical and Legal Compliance

27.	Review with the Company’s counsel any legal, tax or regulatory matter that may have a material impact on the Company’s financial statements, operations and compliance policies, and programs and reports to be filed with, or received from, any regulators.

28.	Establish procedures for: (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters, as set forth in Annex A attached to this Charter.

29.	Review and approve any transactions or courses of dealing with related parties.

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ANNEX A

PROCEDURES FOR THE SUBMISSION OF

COMPLAINTS AND CONCERNS REGARDING

ACCOUNTING, INTERNAL ACCOUNTING CONTROLS AND

AUDITING MATTERS

1.	MetaWorks Platforms, Inc. (the “Company”) has designated the Audit Committee of its Board of Directors (the “Committee”) to be responsible for administering the procedures for the receipt, retention, and treatment of complaints received by the Company or the Committee directly regarding accounting, internal accounting controls and auditing matters.

2.	Any employee of the Company may, on a confidential and anonymous basis, submit concerns regarding questionable accounting controls or auditing matters to the Committee by setting forth such concerns in a letter addressed directly to the Committee with a legend on the envelope such as “Confidential” or “To be opened by Audit Committee only”. If an employee would like to discuss the matter directly with a member of the Committee, the employee should include a return telephone number in his or her submission to the Committee at which he or she can be contacted. All submissions by letter to the Committee can be sent to:

MetaWorks Platforms, Inc.

(formerly: CurrencyWorks Inc.)

(formerly: ICOX Innovations Inc.)

(formerly: AppCoin Innovations Inc.)

c/o Audit Committee

3250 Oakland Hills Court

Fairfield, California 94534

3.	Any complaints received by the Company that are submitted as set forth herein will be forwarded directly to the Committee and will be treated as confidential if so indicated.

4.	At each meeting of the Committee, or any special meetings called by the Chairperson of the Committee, the members of the Committee will review and consider any complaints or concerns submitted by employees as set forth herein and take any action it deems necessary in order to respond thereto.

5.	All complaints and concerns submitted as set forth herein will be retained by the Committee for a period of seven (7) years.

METAWORKS PLATFORMS, INC.

ODYSSEY
Stock Exchange Tower
1230, 300 5th Ave SW
Calgary, AB T2P 3C4

This proxy is solicited by and on behalf of the Board of Directors.

The undersigned stockholder of MetaWorks Platforms, Inc. (the “**Company**”) hereby appoints James P. Geiskopf and Swapan Kakumanu, and each of them, as attorneys and proxies, each with the power to appoint his substitute, and authorizes each of them to represent and vote all of the shares of common stock of the Company that the undersigned stockholder is entitled to vote at the annual meeting of stockholders of the Company to be held on **Tuesday, June 27, 2023 at 11:00 a.m., Pacific time**, via teleconference only at toll free at 888- 289-4573, access code: 3904509# or any adjournment thereof, on the matters set forth below, and in his discretion on any other matters as may be properly brought before the meeting or any adjournment thereof, with all the powers which the undersigned stockholder would possess if personally present at the meeting or any adjournment thereof.

The shares represented by this proxy, when this proxy is properly executed, will be voted as directed by the undersigned stockholder or, if no such directions are made, the shares represented by this proxy will be voted in accordance with recommendations of the Board of Directors, and as the proxies deem advisable on any other matters as may be properly brought before the meeting or any adjournment thereof.

The Board of Directors recommends a vote “For” all of the listed nominees and Proposals 2 and 3.

1. Election of Directors.

	For	Against	Abstain
a. Cameron Chell	☐	☐	☐
b. James P. Geiskopf	☐	☐	☐
c. Edmund C. Moy	☐	☐	☐
d. Shelly Murphy	☐	☐	☐

	For	Against	Abstain
2. Ratification of the Appointment of the Independent Registered Public Accounting Firm. To ratify the appointment of Integritat Audit, Accounting & Advisory, LLC as the independent registered public accounting firm of the Company.	☐	☐	☐
3. Amendment of 2017 Equity Incentive Plan. To approve an amendment of the 2017 equity incentive plan of the Company to increase the number of shares of common stock available for the grant of stock options from 13,300,000 to 28,300,000.	☐	☐	☐

Authorized Signature(s) – This section must be completed for your instructions to be executed.

I/we authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the meeting.

Signature(s): ______________________________

____

Date   /   /
MM / DD / YY

Proxies must be received by 11:00 A.M., (Pacific Time), on June 23, 2023.

Notes to Proxy

1. If the securities are registered in the name of more than one holder (for example, joint ownership, trustees, executors, etc.) then all of the registered owners must sign this proxy in the space provided on the reverse. If you are voting on behalf of a corporation or another individual, you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated.

2. If this proxy is not dated, it will be deemed to bear the date on which it is received by the Company.

3. This proxy should be read in conjunction with the accompanying documentation provided by the Company.

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